Fees Summary	Jun. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 16,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,209.60
Total Offset Amount	0.00
Net Fee	$ 2,209.60